               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      September 17, 1998
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                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


        DELAWARE                        000-24387                52-2080967
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



      84 INVERNESS CIRCLE EAST
        ENGLEWOOD, COLORADO                                          80112
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report: Not Applicable
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSET
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     As previously reported, Navigant International, Inc., ("Navigant" or the "Company") acquired on September 17, 1998 all of the common stock of World Express Travel, Inc. ("WET"). This amended report on Form 8-K is filed to include the financial statements listed in Item 7 relating to this acquisition.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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     (a) Financial Statements. The following financial statements are filed as exhibits to this amendment to Report on Form 8-K and such exhibits are incorporated herein by reference.

         (1) Financial statements of World Express Travel, Inc. as of and for the twelve months ended August 30, 1998. (Exhibit 99.1)

     (b) Pro Forma Financial Information. Exhibit 99.2 contains an unaudited pro forma balance sheet of the Company as of July 25, 1998 reflecting the acquisition of WET as though the acquisition occurred on July 25, 1998. This Exhibit also contains unaudited pro forma combined statements of income for the twelve months ended April 25, 1998, and for the three months ended July 25, 1998, reflecting the acquisition of WET and certain other transactions as if they occurred at the beginning of each period. The material in the Exhibit is incorporated herein by reference.

     (c)  The following exhibits are filed with this report:

     Exhibits    Description
     --------    -----------

     99.1 Financial statements of World Express Travel, Inc. as of and for the twelve months ended August 30, 1998.
     99.2        Pro forma Combined Financial Statements of Navigant
                 International, Inc.


          SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  November 30, 1998.


NAVIGANT INTERNATIONAL, INC.
     a Delaware corporation


     By:     /s/ Robert C. Griffith
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     Name:   Robert C. Griffith
     Title:  Chief Financial Officer and Treasurer (Principal Financial and
              Accounting Officer)

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